SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2003


                     FEDERATED PREMIER MUNICIPAL INCOME FUND
             (Exact name of registrant as specified in its charter)


              Delaware             001-31562           47-0896539
    (State or other jurisdiction  (Commission         (IRS Employer
          of incorporation)      File Number)      Identification No.)




              5800 Corporate Drive
            Pittsburgh, Pennsylvania                   15237-7000
    (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:   (800) 341-7400



Item 9.  Regulation FD Disclosure.

     The following information is furnished pursuant to Item 9 of Form 8-K :

     Following is information that may be made publicly available on or after April 2, 2003.

     The Federated Premier Municipal Income Fund's holdings of municipal tobacco securitization bonds represented 3.9% of the fund's market value as of 3/31/03. By way of comparison, this proportion of the fund is modest relative to holdings in other sectors, such as AAA insured (48.9%), hospitals (18.5%), lifecare (7.1%), and general obligation-state (5.9%) bonds.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FEDERATED PREMIER MUNICIPAL INCOME FUND
                             (Registrant)



                             By  /s/ Mary Jo Ochson
                             Mary Jo Ochson
                             Vice President


Date:  April 2, 2003